                            SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                         FIRSTCITY FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                  ______________________________________________________________

         2) Aggregate number of securities to which transaction applies:______________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________

         4)       Proposed maximum aggregate value of transaction:______________

         5)       Total Fee Paid:_______________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:_______________________________________

         2)       Form, Schedule or Registration Statement No.:_________________

         3)       Filing Party:_________________________________________________

         4)       Date Filed:___________________________________________________

                              [FIRSTCITY(R) LOGO]
                             FINANCIAL CORPORATION

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 18, 2003

                              --------------------

TO THE STOCKHOLDERS OF FIRSTCITY FINANCIAL CORPORATION:

         NOTICE IS HEREBY GIVEN THAT the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of FirstCity Financial Corporation, a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, 6400 Imperial Drive, Waco, Texas 76712, on Tuesday, November 18, 2003, at 9:00 a.m., local time, for the following purposes:

     1. To elect 7 directors, each to serve until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's 2004 Stock Option and Award Plan;

     3. To ratify the Board of Directors' appointment of independent public accountants for the Company and its subsidiaries for fiscal year 2003; and

     4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only holders of record of the Company's Common Stock outstanding as of the close of business on October 6, 2003, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A proxy card is enclosed in the pocket on the front of the envelope in which these materials were mailed to you. Please complete, sign and date the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person. The list of stockholders of the Company may be examined at the offices of the Company located at 6400 Imperial Drive, Waco, Texas 76712.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, is enclosed.

                                             By Order of the Board of Directors,

Waco, Texas                                  Richard J. Vander Woude
October 20, 2003                             Secretary

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU ARE ABLE TO ATTEND PERSONALLY. ACCORDINGLY, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                              [FIRSTCITY(R) LOGO]
                             FINANCIAL CORPORATION

                                 PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of FirstCity Financial Corporation, a Delaware corporation ("FirstCity" or the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the principal executive offices of the Company on Tuesday, November 18, 2003, at 9:00 a.m., local time. This Proxy Statement and form of proxy are being mailed to the Company's stockholders on or about October 20, 2003. The Company's principal executive offices are located at 6400 Imperial Drive, Waco, Texas 76712, and its telephone number is (254) 751-1750.

PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the holders of shares of common stock, par value $.01 per share ("Common Stock"), of the Company will be asked

         (1) to elect seven directors to serve on the Board of Directors of the Company, such directors to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified,

         (2) to consider and vote upon a proposal to approve the Company's 2004 Stock Option and Award Plan, and

         (3) to ratify the Board of Directors' appointment of KPMG LLP ("KPMG") as independent certified public accountants for the Company and its subsidiaries for fiscal year 2003.

RECORD DATE; NUMBER OF SHARES OUTSTANDING

         Only holders of record of Common Stock outstanding as of the close of business on October 6, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting. As of the close of business on the Record Date, 11,204,671 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on 11,204,671 shares outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting with respect to each matter to be voted on.

REQUIRED VOTES

         Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (and therefore abstentions and broker non-votes will have no legal effect on such election). The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote will be necessary to approve the Company's 2004 Stock Option and Award Plan and to ratify the appointment of KPMG as independent certified public accountants (and therefore abstentions will have the effect of a negative vote on such proposals and broker non-votes will have no legal effect on the vote). An automated system administered by the Company's transfer agent will tabulate the votes cast by proxy prior to the meeting.

         All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the direction on the proxies. IF NO DIRECTION IS INDICATED ON PROPERLY EXECUTED AND UNREVOKED PROXIES, THE SHARES WILL BE VOTED

         - "FOR" THE ELECTION OF THE SEVEN NOMINEES NAMED IN THIS PROXY AS DIRECTORS,

         - "FOR" THE APPROVAL OF THE COMPANY'S 2004 STOCK OPTION AND AWARD PLAN, AND

         - "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY AND ITS SUBSIDIARIES FOR FISCAL YEAR 2003.

         The Company does not know of any matters, other than those described above, which will come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, the persons named in the proxies and acting under these proxies will have discretion to vote on such matters in accordance with their best judgment.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

         In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

REVOCATION OF PROXY

         A record holder of Common Stock who executes and returns a proxy has the power to revoke it at any time before it is voted. A holder who wishes to revoke a proxy can do so:

         - by executing a later dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting,

         - by giving written notice of the revocation to the Secretary of the Company prior to the vote at the Annual Meeting, or

         - by appearing in person at the Annual Meeting and voting in person the shares to which the proxy relates.

All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: FirstCity Financial Corporation, 6400 Imperial Drive, P.O. Box 8216, Waco, Texas 76714-8216,
Attention: Secretary, telephone (254) 751-1750.

SHAREHOLDER VOTING AGREEMENT

         James R. Hawkins, Chairman of the Board of the Company, James T. Sartain, President and Chief Executive Officer of the Company, and ATARA I, LTD., a Texas limited partnership ("ATARA"), are parties to a Shareholder Voting Agreement (the "Shareholder Voting Agreement"), dated as of June 29, 1995, with Cargill Financial Services Corporation, a Delaware corporation ("Cargill"). The sole general partner of ATARA is ATARA Corp., a Texas corporation, the Chairman of the Board and President of which is Rick R. Hagelstein (a former executive officer of the Company).

         Under the terms of the Shareholder Voting Agreement, Messrs. Hawkins and Sartain, and ATARA, are required to vote their shares of Common Stock to elect one designee of Cargill as a director of the Company, and Cargill is required to vote its shares of Common Stock to elect one or more of the designees of Messrs. Hawkins and Sartain, and ATARA, as directors of the Company. With respect to the Board nominees for director named below under the caption "Proposal I - Election of Directors,"

         (1) Messrs. Hawkins and Sartain, and ATARA, will vote their shares of Common Stock for the election of Jeffery Leu as a director, Cargill's designee under the Shareholder Voting Agreement, and

         (2) Cargill will vote its shares of Common Stock for the election of James R. Hawkins and James T. Sartain as directors, the designees of Messrs. Hawkins and Sartain, and ATARA under the Shareholder Voting Agreement.

Information pertaining to the number of shares of Common Stock owned on October 6, 2003, by each of Messrs. Hawkins and Sartain, and ATARA and Cargill, is set forth under the caption "Security Ownership of Certain Beneficial Owners and Management."

SOLICITATION COSTS

         The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company, who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of Common Stock held by them as stockholders of record.

ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K for the year ended December 31, 2002, which includes, among other things, the Company's audited consolidated balance sheets at December 31, 2002 and 2001, and the Company's audited consolidated statements of operations, stockholders' equity and comprehensive loss and statements of cash flows for the years ended December 31, 2002, 2001 and 2000, respectively, has been mailed to stockholders of record as of the Record Date.

                             ANNUAL MEETING MATTERS

         Directors of the Company are elected each year to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Company's Bylaws provide for a minimum of one and a maximum of twelve directors. The Board has set the number of directors of the Company at seven. The Board nominated seven persons to stand for election at the Annual Meeting, and each is currently a director of the Company. The Board of Directors recommends that such seven nominees, each of which is named below, be elected to serve as directors.

         The Certificate of Designations of the Company's New Preferred Stock, $0.01 par value ("New Preferred Stock"), provides that if dividends payable on the New Preferred Stock have been in arrears and unpaid for six quarterly periods, then the holders of New Preferred Stock shall have the right, voting as a single class, to elect two additional directors of the Company. To exercise this right, holders of the New Preferred Stock must follow certain prescribed actions specified in the Certificate of Designations of the New Preferred Stock. Since the Company has failed to pay quarterly dividends for six consecutive quarters on the New Preferred Stock upon failure to pay the dividend for the fourth quarter of 2000, the holders of the New Preferred Stock are entitled to exercise their right to elect two additional directors to the Company's Board until cumulative dividends have been paid in full, upon following the procedures described in the Certificate of Designations of the New Preferred Stock. To date, these rights have not been exercised.

         Under the Company's Bylaws, nominations of persons for election to the Board of Directors also may be made at the Annual Meeting by any stockholder of the Company entitled to vote for the election of directors at the Annual Meeting who complies with the notice procedures described in this paragraph. Any such nomination must be made pursuant to notice in writing to the Secretary of the Company, and must be delivered to or mailed and received at the principal executive offices of the Company no later than the tenth (10th) day following the date that the notice of the meeting is mailed or public announcement was made. Any such notice must set forth

         (1) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor regulation thereto (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and

         (2)      as to the stockholder giving such notice,

                  - the name and address, as they appear on the Company's books, of such stockholder, and

                  - the class or series and number of shares of stock of the Company that are held of record, beneficially owned, and represented by proxy on the date of such stockholder nomination and on the Record Date by such stockholder on such dates.

                       PROPOSAL I - ELECTION OF DIRECTORS

         It is intended that the proxies received from holders of Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of the Board of Directors nominees named below. Although the Company does not contemplate that any of the nominees will be unable to serve, decline to serve, or otherwise be unavailable as a nominee at the time of the Annual Meeting, in such event the proxies will be voted in accordance with the discretionary authority granted in the proxies for such other candidate or candidates as may be nominated by the Board of Directors.

         James R. Hawkins, Chairman of the Board of the Company, James T. Sartain, President and Chief Executive Officer of the Company, and ATARA, are parties to a Shareholder Voting Agreement with Cargill regarding the voting of their shares of Common Stock in connection with the election of directors. See "Introduction - Shareholder Voting Agreement."

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

         The following table sets forth certain information concerning the nominees for election to the Board of Directors of the Company.

     Name                                   Age                Position
     ----                                   ---                --------
 James R. Hawkins                           67      Chairman of the Board
 C. Ivan Wilson                             76      Vice Chairman of the Board
 James T. Sartain                           54      President, Chief Executive Officer and Director
 Richard E. Bean                            59      Director
 Dane Fulmer                                53      Director
 Robert E. Garrison II                      61      Director
 Jeffery D. Leu                             47      Director

         Further information concerning the Board nominees for election as directors at the Annual Meeting, including their business experience during the past five years, appears below.

         James R. Hawkins has been Chairman of the Board since the consummation of the merger of J-Hawk Corporation ("J-Hawk") and First City Bancorporation of Texas, Inc. in 1995 (the "Merger"), and was Chairman of the Board and Chief Executive Officer of J-Hawk from 1976 until the Merger. Mr. Hawkins was also formerly Chief Executive Officer of FirstCity through January 2001. Mr. Hawkins is a certified public accountant licensed in the state of Texas.

         C. Ivan Wilson has been Vice Chairman of the Board of FirstCity since the Merger. From February 1998 to June 1998, Mr. Wilson was Chairman, President and Chief Executive Officer of Mercantile Bank, N.A., Corpus Christi, Texas, a national banking organization. Mr. Wilson was Chairman of the Board and Chief Executive Officer of First City Bancorporation of Texas, Inc. ("FCBOT") from 1991 to the Merger. Prior to 1991, Mr. Wilson was the Chief Executive Officer of FirstCity, Texas-- Corpus Christi, one of FCBOT's banking subsidiaries.

         James T. Sartain has been President of FirstCity since the Merger and Chief Executive Officer since January 2001 and has served as a Director of FirstCity since the Merger. Prior to January 2001, Mr. Sartain was President and Chief Operating Officer. From 1988 to the Merger, Mr. Sartain was President and Chief Operating Officer of J-Hawk.

         Richard E. Bean has been a Director of FirstCity since the Merger and has been Executive Vice President and Chief Financial Officer of Pearce Industries, Inc. since 1976, which markets a variety of oil field equipment and machinery. Mr. Bean has also been a member of the Portfolio Committee of the FirstCity Liquidating Trust since the Merger. Prior to the Merger, Mr. Bean was Chairman of the FCBOT's Official Committee of Equity Security Holders. Mr. Bean is a director of Sanders Morris Harris Group, a publicly owned financial services firm. Mr. Bean is a certified public accountant licensed in the state of Texas.

         Dane Fulmer has been a Director of FirstCity since May 1999. Mr. Fulmer serves as Executive Vice President and director of risk management of John Taylor Financial Group, a broker/dealer and investment advisory firm that Mr. Fulmer co-founded in 1995. From July 1991 until August 1996, Mr. Fulmer served as Executive Vice President of Merchants Investment Center of Fort Smith, a broker/dealer and investment advisory firm, and as portfolio manager for Merchants National, the parent company.

         Robert E. Garrison II has been a Director of FirstCity since May 1999. Mr. Garrison is the President, Chief Executive Officer and director of Sanders Morris Harris Group. Previously, Mr. Garrison served as Executive Vice President and director of Harris Webb & Garrison and also served as Chairman, Chief Executive Officer, and director of Pinnacle Management & Trust Co. Mr. Garrison co-founded both of these companies in 1994. Both Harris Webb & Garrison and Pinnacle Management & Trust Co. are subsidiaries of Sanders Morris Harris Group. In addition, Mr. Garrison serves as Chairman of the Board of BioCyte Therapeutics, a cancer diagnostic and therapeutic company focused on breast, ovarian, and prostate cancer. Mr. Garrison serves as a director of TeraForce Technology Corporation, Inc., a public defense electronics company, Somerset House Publishing, First Capital Bank, and is a member of the Finance Committee of Memorial Hermann Hospital System. He has over 36 years of experience in the securities industry. Mr. Garrison is a Chartered Financial Analyst.

         Jeffery D. Leu has been a Director of FirstCity since December 2000. Mr. Leu is President of the Value Investment Group of Cargill, a wholly owned subsidiary of Cargill Incorporated, which is regarded as one of the world's largest privately-held corporations. Mr. Leu joined Cargill in 1981 and has held various management positions in Cargill's financial businesses.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

         Directors will be elected by a plurality of the votes of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the election of directors (and therefore abstentions and non-votes will have no legal effect on such election).

EXECUTIVE OFFICERS

         The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

      Name                                Age                          Position
      ----                                ---                          --------
James R. Hawkins                           67      Chairman of the Board
James T. Sartain                           54      President and Chief Executive Officer
J. Bryan Baker                             42      Senior Vice President and Chief Financial Officer
Terry R. DeWitt                            46      Senior Vice President and Co-President of FirstCity Commercial
G. Stephen Fillip                          52      Senior Vice President and Co-President of FirstCity Commercial
Joe S. Greak                               54      Senior Vice President, Tax Director
James C. Holmes                            46      Senior Vice President and Executive Vice President of FirstCity
                                                   Commercial
Jim W. Moore                               53      President of FirstCity Consumer Lending
Richard J. Vander Woude                    48      Senior Vice President, General Counsel and Secretary

         The business experience of Messrs. Hawkins and Sartain is set forth under "Proposal I - Election of Directors."

         J. Bryan Baker has been Senior Vice President and Chief Financial Officer since June 2000. Previously, Mr. Baker served as Vice President and Treasurer from August 1999 to June 2000, as Vice President and Controller of FirstCity from November 1996 to August 1999, and as Vice President and Assistant Controller from 1995 to November 1996. From 1990 to 1995, Mr. Baker was with Jaynes, Reitmeier, Boyd & Therrell, P.C., an independent public accounting firm, involved in both auditing and consulting. From 1988 to 1990, Mr. Baker was Controller of Heights Bancshares in Harker Heights, Texas. Mr. Baker is a certified public accountant licensed in the state of Texas.

         Terry R. DeWitt has been Senior Vice President responsible for Due Diligence and Investment Evaluation of FirstCity since the Merger and has served as Co-President of FirstCity Commercial, a subsidiary of the Company, ("FirstCity Commercial") since October 1999. Mr. DeWitt served as Senior Vice President responsible for Due Diligence and Investment Evaluation of J-Hawk from 1992 to the Merger. From 1991 to 1992, Mr. DeWitt was Senior Vice President of the First National Bank of Central Texas, a national banking association, and from 1989 to 1991, he was President of the First National Bank of Goldthwaite, a national banking association.

         G. Stephen Fillip has been Senior Vice President since the Merger. Mr. Fillip has served as President of FirstCity Servicing Corporation, a subsidiary of the Company, since October 1999 and has served as Co-President of FirstCity Commercial since October 1999. Mr. Fillip was Senior Vice President of J-Hawk from 1991 to the Merger. From 1989 to 1991, Mr. Fillip was Executive Vice President and Chief Credit Officer of BancOne, Texas, N.A. (Waco), a national banking association.

         Joe S. Greak has been Senior Vice President and Tax Director of the Company since the Merger. Mr. Greak was the Tax Manager of FCBOT since 1993. From 1992 to 1993, Mr. Greak was the Tax Manager of New First City -Houston, N.A. Prior thereto, he was Senior Vice President and Tax Director of First City, Texas -- Houston, N.A. Mr. Greak is a certified public accountant licensed in the state of Texas.

         James C. Holmes has been Senior Vice President of FirstCity since the Merger. Mr. Holmes has served as Executive Vice President of FirstCity Commercial since October 1999. From the Merger to August 1999 Mr. Holmes served as Senior Vice President and Treasurer of the Company and held the same positions with J-Hawk from 1994 to the Merger. From 1988 to 1991, Mr. Holmes was a Vice President of MBank, Waco, a national banking association.

         Jim W. Moore has been a senior officer of FirstCity or its predecessor since November 1992. Currently, Mr. Moore is President of FirstCity Consumer Lending Corporation, a subsidiary of the Company, which owns a 31% direct and indirect interest in Drive Financial Services, LP, where he has served as Executive Vice President and a member of the Board of Managers since August 2000.

         Richard J. Vander Woude has been General Counsel and Senior Vice President of FirstCity since January 1998 and has served as Secretary since June 2000. Prior thereto, Mr. Vander Woude was a director and shareholder in the law firm of Vander Woude & Istre, P.C., Waco, Texas from 1992 through 1997. From 1978 to 1992, Mr. Vander Woude was a director and shareholder of Sheehy, Lovelace & Mayfield, P.C., Waco, Texas.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the Common Stock owned on October 6, 2003 (the "Measurement Date") by (1) each person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock as of such date, (2) each of the Company's directors and nominees, (3) each of the Named Executive Officers (as defined under "Executive Compensation" below) and (4) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares of the Common Stock shown in the table are held with sole voting and investment power.

                                                                SHARES
                                                             BENEFICIALLY      PERCENT
        NAME AND ADDRESS OF BENEFICIAL OWNER(1)                  OWNED        OF CLASS
------------------------------------------------------    ------------------  --------
James R. Hawkins......................................      1,276,904(2)(10)    11.4%
James T. Sartain......................................        571,047(3)(10)     5.1%
Richard E. Bean.......................................        288,208(4)         2.6%
Dane Fulmer...........................................         63,925(5)           *
Robert E. Garrison II.................................         62,825(5)           *
Jeffery Leu...........................................          2,500(6)           *
C. Ivan Wilson........................................         32,395(4)           *
Terry R. DeWitt.......................................        191,332(7)         1.7%
G. Stephen Fillip.....................................        222,837(7)         2.0%
Jim W. Moore..........................................         42,207(8)           *
Richard J. Vander Woude...............................         36,685(9)           *
All directors and executive officers as a group (15
  persons)............................................      3,035,350           26.2%

----------
 *       Less than 1%

(1) The business mailing address of each of such persons (except as otherwise indicated) is P.O. Box 8216, Waco, Texas 76714-8216.

(2) Includes 250,994 shares of Common Stock held of record by J-Hawk, Ltd., the sole general partner of which is Combined Funding, Inc. Mr. Hawkins may be deemed to beneficially own such shares of Common Stock as a result of his ownership of 50% of the common stock of Combined Funding, Inc.

(3) Includes 24,800 and 62,500 shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's 1995 and 1996 Stock Option and Award Plan.

(4) Includes 6,375 shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's 1996 Stock Option and Award Plan.

(5) Includes 4,375 shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's 1996 Stock Option and Award Plan.

(6) Includes 2,500 shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's 1996 Stock Option and Award Plan. Mr. Leu is an officer of certain affiliates of Cargill, which, as of the Measurement Date was the record owner of 221,683 shares of Common Stock. Mr. Leu disclaims beneficial ownership of such shares. Cargill is party to the Shareholder Voting Agreement with Messrs. Hawkins and Sartain, and ATARA, regarding the Common Stock.

(7) Includes 11,500 and 24,950 shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's 1995 and 1996 Stock Option and Award Plan, respectively.

(8) Includes 10,200 and 25,850 shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's 1995 and 1996 Stock Option and Award Plan, respectively.

(9) Includes 31,250 shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's 1996 Stock Option and Award Plan.

(10) Messrs. Hawkins and Sartain and ATARA, the sole general partner of which is ATARA Corp., are parties to a Shareholder Voting Agreement with Cargill regarding the Common Stock, pursuant to which ATARA and Messrs. Hawkins and Sartain are required to vote their shares of Common Stock to elect one designee of Cargill as a director of the Company, and Cargill is required to vote its shares of Common Stock to elect one or more designees of ATARA and Messrs. Hawkins and Sartain as directors of the company. Each of Messrs. Hawkins and Sartain and ATARA disclaims beneficial ownership of the shares of Common Stock owned by Cargill.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10 percent of Common Stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of Common Stock. Based solely on copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all applicable Section 16(a) filing requirements were complied with by its directors, officers and 10 percent stockholders during the last fiscal year.

BOARD OF DIRECTORS AND COMMITTEES

         During 2002, the Board of Directors held eight meetings. Each of the directors attended more than 75% of such meetings.

         The Company's Board of Directors has the following five standing committees: an Executive Committee; an Audit Committee; a Compensation Committee; an Investment Committee; and a Nominating Committee. Members of these committees generally are elected annually at the regular meeting of the Board of Directors immediately following the annual meeting of stockholders. Further information concerning the Board's standing committees appears below.

         Executive Committee. The Executive Committee consists of Messrs. Hawkins (Chairman) and Sartain. Subject to certain limitations specified by the Company's Bylaws and the Delaware General Corporation Law, the Executive Committee is authorized to exercise the powers of the Board of Directors when the Board is not in session. During 2002, the Executive Committee held no actual meetings but took several actions by unanimous written consent.

         Audit Committee. The Audit Committee consists of Messrs. Bean (Chairman), Garrison and Wilson, each of whom is an outside director. The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing

         - the financial information to be provided to the stockholders, potential stockholders, the investment community and others;

         - the systems of internal controls established by the management and the Board of Directors; and

         -        the audit process.

The Audit Committee also meets with the independent auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board of Directors which firm of independent public accountants should be engaged by the Company to perform the annual audit, reviewing annually the Company's Audit Committee Charter, approving certain other types of professional service rendered to the Company by the independent public accountants and considering the possible effects of such services on the independence of such public accountants. The independent auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee. During 2002, the Audit Committee held four meetings. Each of the members of the Audit Committee attended all such meetings for the period they were members of the committee.

         Compensation Committee. The Compensation committee during 2002 consisted of Messrs. David W. MacLennan (Chairman until June 30, 2002 when he resigned as a director and committee member), Wilson (Chairman after June 30,
2002), Garrison and Leu. After April 29, 2003, the Compensation Committee consists of Messrs. Wilson (Chairman), Leu and Garrison. The functions of the Compensation Committee include making recommendations to the Board of Directors regarding compensation for executive officers of the Company and its subsidiaries. The Compensation Committee is responsible for all recommendations, reviews, modifications and approvals with respect to the 1995 Stock Option and Award Plan, the 1995 Employee Stock Purchase Plan and the 1996 Stock Option and Award Plan, and will be responsible for such duties with regard to the 2004 Stock Option and Award Plan if such plan is approved by the stockholders at the Annual Meeting. During 2002, the Compensation Committee held one meeting. Each of the members of the Compensation Committee attended the meeting.

         Investment Committee. The Investment Committee consists of Messrs. Sartain (Chairman), Garrison, Fulmer, Wilson, Hawkins and Bean. The functions of the Investment Committee include providing oversight and approval of prospective investments based on thresholds of risk exposure to the Company's balance sheet. During 2002, the Investment Committee held no meetings.

         Nominating Committee. The Nominating Committee consists of Messrs. Leu (Chairman) and Fulmer. The functions of the Nominating Committee include recommending to the Board of Directors those persons it believes should be nominees for election as directors. In this regard, the Nominating Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. During 2002, the Nominating Committee held one meeting. Each of the members of the Nominating Committee attended the meeting.

         Under the Company's Bylaws, nominations of persons for election to the Board of Directors also may be made by stockholders as described under the caption "Annual Meeting Matters."

EQUITY COMPENSATION PLAN INFORMATION

         Information about FirstCity's compensation plans at December 31, 2002 was as follows:

                                              NUMBER OF SHARES
                                                TO BE ISSUED       WEIGHTED-AVERAGE     NUMBER OF SHARES
                                              UPON EXERCISE OF     EXERCISE PRICE OF   REMAINING AVAILABLE
PLAN CATEGORY                                OUTSTANDING OPTIONS  OUTSTANDING OPTIONS  FOR FUTURE ISSUANCE
-------------                                -------------------  -------------------  -------------------
Equity compensation plans approved by               599,250             $  7.89               109,150
   stockholders(a) and (b).....................
Equity compensation plans not approved by
   stockholders(b).............................          --                  --                    --
                                                   --------             -------              --------
Total..........................................     599,250             $  7.89               109,150
                                                   ========             =======              ========

----------

(a)      Consists of the 1995 and 1996 Stock Option and Award Plans.

(b) The table above does not include options under the 1995 Employee Stock Purchase Plan. The 1995 Employee Stock Purchase Plan included 100,000 shares. Employees purchased 100,000 shares under the Plan through March 31, 2000. 38,578 shares were over-issued pursuant to the terms of the Plan in 2000, 2001 and 2003 due to an interpretation of the share adjustment provision of the Plan. 1,395 shares of the 38,578 over-issued shares were purchased in 2003. The 1995 Employee Stock Purchase Plan has terminated according to its terms.

DIRECTOR COMPENSATION

         Directors of the Company who are not employees of the Company or any of its subsidiaries receive a retainer of $3,000 per quarter for their services as directors (from January 1, 2002 through December 31, 2002, each such director received an aggregate of $12,000 for such director's services as director for such period). Such directors also receive $1,000 plus expenses for each regular and special board of directors meeting attended, $1,000 plus expenses for each meeting of any committee of the board of directors attended, and $500 per each telephonic meeting. Directors who are employees of the Company do not receive directors' fees.

EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation for services during each of the last three years to (1) the Company's Chief Executive Officer during 2002, and (2) the Company's other four most highly compensated executive officers during 2002 serving as such at the end of 2002 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                                                   COMPENSATION
                                                                      AWARDS
                                                                   ------------
                                            ANNUAL COMPENSATION     SECURITIES
                                            -------------------     UNDERLYING        ALL OTHER
  NAME AND PRINCIPAL POSITION       YEAR     SALARY($)  BONUS($)    OPTIONS(#)   COMPENSATION(1)($)
  ---------------------------       ----     ---------  --------    ----------   ------------------
James T. Sartain,............       2002     300,014         --           --           15,190
  President and Chief               2001     300,014         --       50,000           15,190
  Executive Officer                 2000     300,014    130,000       50,000           16,018
Terry R. DeWitt,.............       2002     250,000    135,000           --            4,950
  Senior Vice President and         2001     250,000         --       25,000            4,800
  Co-President of FirstCity         2000     250,000     80,640           --            5,040
  Commercial Corporation
G. Stephen Fillip,...........       2002     250,000    135,000           --            5,190
  Senior Vice President and         2001     250,000         --       25,000            5,190
  Co-President of FirstCity         2000     250,000     83,400           --            5,310
  Commercial Corporation
Richard J. Vander Woude,.....       2002     275,000     80,000           --            4,950
  Senior Vice President,
  General                           2001     275,000         --       25,000            4,950
  Counsel and Secretary             2000     270,883     50,000       25,000            5,378
Jim W. Moore.................       2002     337,096    243,750           --            5,190
  Senior Vice President and         2001     250,000    125,000       25,000            5,190
  President of FirstCity            2000     206,250    130,000           --           16,977
  Consumer Lending

----------
(1) With respect to Messrs. Sartain, DeWitt, Fillip, Vander Woude and Moore, the total amounts indicated under "All Other Compensation" for 2002 consist of (a) amounts contributed to match a portion of such employee's contributions under the Company's 401(k) plan ("401(k) Match"), (b) excess premiums paid on supplemental life insurance policies ("Supplement Life") and (c) personal use of a business vehicle ("Auto"). The following table details the amounts paid during 2002 for each of the categories:

                                  401(k)     SUPPLEMENT
           EXECUTIVE             MATCH($)      LIFE($)   AUTO($)  TOTAL($)
-----------------------------    ---------  ----------- --------- --------
James T. Sartain.............      4,500         690     10,000    15,190
Terry R. DeWitt..............      4,500         450         --     4,950
G. Stephen Fillip............      4,500         690         --     5,190
Richard J. Vander Woude......      4,500         450         --     4,950
Jim W. Moore.................      4,500         690         --     5,190

STOCK OPTION AND PURCHASE PLANS AND 401(K) PLAN

         At the Company's annual stockholders' meeting, held on April 24, 1996, the Company's stockholders approved (1) the 1995 Stock Option and Award Plan, which provides for the grant of up to 230,000 options to purchase Common Stock to plan participants, and (2) the 1996 Stock Option and Award Plan, which provides for the grant to plan participants of up to 500,000 options to purchase Common Stock. Grants of 206,850 shares of Common Stock have been granted to date (net of forfeitures and cancellations) under the 1995 Stock Option and Award Plan. Grants of 435,500 shares of Common Stock have been granted to date (net of forfeitures and cancellations) under the 1996 Stock Option and Award Plan. The exercise price for all options granted under the 1995 Stock Option and Award Plan and under the 1996 Stock Option and Award Plan is equal to or greater than the fair market value of the underlying Common Stock at the date of grant. Therefore, the holders of the stock options will benefit from such options only when, and to the extent, the price of Common Stock increases after the grant of the option. The performance of individual executive officers and other key employees is considered by the Compensation Committee in allocating such grants, taking into account the Company's performance, each individual's contributions thereto and specific accomplishments in each individual's area of responsibility. The 1996 Stock Option and Award Plan also provides for the grant of up to 50,000 performance shares to employees of the Company, to be awarded in the discretion of the Compensation Committee. The performance measure to be used for the purposes of granting the performance shares will be the extent to which performance goals are met, in addition to the factors of total stockholder return, return on equity, earnings per share and the ratio of operating overhead to operating revenue.

         At the Company's annual stockholders' meeting, held on April 24, 1996, the Company's stockholders approved the 1995 Employee Stock Purchase Plan, under which up to 100,000 shares of Common Stock were available for purchase by plan participants. Through September 30, 2003, participants purchased 138,578 shares of stock through the 1995 Employee Stock Purchase Plan, including 38,578 shares over-issued as a result of an interpretation by the administrator of the share adjustment provision in the plan. The over-issued shares were issued based upon the terms and provisions of the 1995 Employee Stock Purchase Plan. Each participant in the 1995 Employee Stock Purchase Plan who properly filed a request form was granted an option ("1995 Employee Stock Purchase Plan Option") to purchase on the last day of the option period, at a price determined as described below (the "1995 Employee Stock Purchase Plan Option Price"), the number of full shares of Common Stock which the cash credited to his or her account at that time would purchase at the 1995 Employee Stock Purchase Plan Option Price. Unless the cash credited to a participant's account was withdrawn or distributed, his or her 1995 Employee Stock Purchase Plan Option was deemed to have been exercised automatically on the last day of the Option Period. The 1995 Employee Stock Purchase Plan Option Price for each option period was eighty-five percent of the fair market value (as defined in the 1995 Employee Stock Purchase Plan) of the Common Stock on the last trading day of the Option Period. No fractional shares were issued or purchased under the 1995 Employee Stock Purchase Plan. Any accumulated cash balances remaining in a participant's account were held in the participant's account for the next option period if a valid request form was in effect for such option period, or otherwise distributed to the participant without interest. Since the shares were purchased at less than market value, employees received a benefit from participating in the 1995 Employee Stock Purchase Plan. The 1995 Employee Stock Purchase Plan terminated pursuant to its terms as all shares included in the plan have been issued.

         Beginning January 1, 1994, the Company initiated a defined contribution 401(k) employee profit sharing plan (the "401(k) Plan") in which the Company matches employee contributions at a stated percentage of employee contributions to a defined maximum. The Company contributed approximately $184,000, $152,000 and $263,000 in 2002, 2001 and 2000, respectively, to the 401(k) Plan.

OPTION GRANTS

         The Company did not grant any options in 2002 under either the 1995 Stock Option and Award Plan or the 1996 Stock Option and Award Plan.

OPTION EXERCISES AND YEAR-END VALUES

         The following table sets forth, for the Named Executive Officers, the number of shares of the Common Stock underlying both exercisable and non-exercisable stock options held by such persons as of December 31, 2002, and the year-end values for unexercised "in-the-money" options, which represent the positive spread between the exercise price of any such options and the year-end market price of the Common Stock. All such options were granted under the 1995 Stock Option and Award Plan and 1996 Stock Option and Award Plan. No options were exercised by the officers listed below during 2002.

                        AGGREGATED 2002 OPTION EXERCISES
                           AND YEAR-END OPTION VALUES

                                       NUMBER OF SHARES           VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                      OPTIONS AT YEAR END           AT YEAR END($)(1)
                                  ---------------------------  ----------------------------
             NAME                 EXERCISABLE   UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
             ----                 -----------   -------------  -----------    -------------
James T. Sartain.............        87,300        37,500           --             --
Terry R. DeWitt..............        36,450         6,250           --             --
G. Stephen Fillip............        36,450         6,250           --             --
Richard J. Vander Woude......        31,250        18,750           --             --
Jim W. Moore.................        36,050         6,250           --             --

----------

(1) Calculated using the aggregate market value (based on December 31, 2002 stock price of $1.37 per share) of the shares of the Common Stock underlying such options, less the aggregate exercise price payable.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report concerning the specific factors, criteria and goals underlying decisions on payments and awards of compensation to each of the executive officers of the Company for fiscal year 2002 is provided by the Compensation Committee of the Company's Board of Directors.

         General. Recommendations regarding compensation of the Company's executive officers (other than the compensation of the Chief Executive Officer and the Chairman of the Board) are made by the Chief Executive Officer to the Chairman of the Board. The Chairman of the Board makes recommendations regarding compensation of the Company's executive officers (other than the Chairman of the Board) to the Compensation Committee. The Compensation Committee reviews the recommendations of the Chairman of the Board and determines the compensation of the Chairman of the Board and the other executive officers. The compensation of the Chief Executive Officer and the other executive officers is subject to the review, modification and approval of the Board of Directors, except that (1) the Chief Executive Officer and the Chairman of the Board do not participate in the preparation of recommendations, or the review, modification or approval thereof, with respect to their compensation and (2) all such recommendations, reviews, modifications and approvals with respect to awards under the 1995 and 1996 Stock Option and Award Plan are made solely by the Compensation Committee.

         The Company's compensation program is designed to enable the Company to attract, motivate and retain high quality senior management by providing a competitive total compensation opportunity based on performance. Toward this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash for the achievement of financial performance goals, and long-term, stock-based incentives that strengthen the mutuality of interests between senior management and the Company's stockholders.

         Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), provides that no deduction for federal income tax purposes shall be allowed to a publicly held corporation for applicable employee remuneration with respect to any covered employee of the corporation to the extent that the amount of such remuneration for the taxable year with respect to such employee exceeds $1.0 million. For purposes of this limitation, the term "covered employee" generally includes the chief executive officer of the corporation and the four highest compensated officers of the corporation (other than the chief executive officer), and the term "applicable employee remuneration" generally means, with respect to any covered employee for the taxable year, the aggregate amount allowable as a federal income tax deduction for services performed by such employee (whether or not during the taxable year); provided, however, that applicable employee remuneration does not include, among other items, certain remuneration payable solely on account of the attainment of one or more performance goals ("performance based compensation"). It is the Company's general intention that the remuneration paid to its covered employees not exceed the deductibility limitation established by
Section 162(m). Nevertheless, due to the fact that not all remuneration paid to covered employees may qualify as performance-based compensation, it is possible that the Company's deduction for remuneration paid to any covered employee during a taxable year may be limited by Section 162(m).

         Salaries. Salaries for the year 2002 for each of the Company's executive officers, including its Chief Executive Officer, were determined based upon such officer's level of responsibility, time with the Company, contribution to the Company and individual performance. The evaluation of these factors was subjective, and no fixed, relative weights were assigned thereto.

         Bonuses. Messrs. DeWitt and Fillip were participants in a bonus plan during 2002. From 1999 until December 16, 2002, Messrs. DeWitt and Fillip had employment agreements with FirstCity Commercial which provided for a bonus pool based on the annual net profits of FirstCity Commercial before taxes and interest expense on the indebted ness of FirstCity Commercial to the Company exceeding certain thresholds. The bonus awarded to Mr. Vander Woude was discretionary and not pursuant to a plan. Mr. Moore participated in a bonus pool established for executive management of Drive.

         Stock Options. The Compensation Committee believes that stock options are critical in motivating and rewarding the creation of long-term stockholder value, and the subcommittee has established a policy of awarding stock options each year based on the continuing progress of the Company as well as on individual performance. No stock options were granted during 2002.

         Compensation of the Chief Executive Officer. The Chairman of the Board makes recommendations to the Compensation Committee regarding compensation of the Company's Chief Executive Officer. The Compensation Committee reviews the recommendation of the Chairman and makes appropriate adjustments regarding the compensation of the Chief Executive Officer and makes a recommendation to the Board of Directors, which recommendation is subject to the review, modification and approval of the members of the Board of Directors, other than the Chief Executive Officer. Such recommendations, reviews, modifications and approvals for 2002 were based on the Chief Executive Officer's level of responsibility, time with the Company, significant contributions to the successful completion of the Company's recapitalization in December 2002, maintenance of liquidity during the year to ensure the Company was able to continue to make investments and involvement in initiatives to strengthen corporate governance and comply with new regulations.

                                                     THE COMPENSATION COMMITTEE
                                                     C. Ivan Wilson, Chairman
                                                     Robert E. Garrison II
                                                     Jeffery Leu

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. MacLennan (Chairman until June 30, 2002), Wilson (Chairman after June 30, 2002), Leu and Garrison served as members of the Compensation Committee of the Board of Directors during 2002. Neither of Messrs. MacLennan, Wilson, Leu and Garrison was an officer or employee of the Company or any of its subsidiaries during 2002 or any prior year. No interlocking relationship exists between the members of the Company's Board of Directors, executive officers or Compensation Committee and the board of directors, executive officers and compensation committee of any other company, nor has any such interlocking relationship existed in the past.

AUDIT COMMITTEE REPORT

         In this section below, we describe our financial and accounting management policies and practices.

         Composition. The Audit Committee of the Board of Directors is composed of three independent directors, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee presently consists of Messrs. Bean (Chairman), Garrison and Wilson. The Board of Directors has adopted a written charter for the Audit Committee.

         Responsibilities. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes.

         Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

          The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, KPMG LLP, that firm's independence.

          Summary. Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

                                                     THE AUDIT COMMITTEE
                                                     Richard E. Bean (Chairman)
                                                     C. Ivan Wilson
                                                     Robert E. Garrison II

EMPLOYMENT AGREEMENTS

         In 1999, FirstCity Commercial entered into employment agreements with Messrs. Terry R. DeWitt, G. Stephen Fillip and James C. Holmes. These contracts were terminated in December 2002 and provided for salaries of $250,000, $250,000 and $200,000, respectively. Additionally, these contracts provided for the establishment of a bonus pool based on the annual net profits of Commercial before taxes and interest expense on the indebtedness of Commercial to the Company exceeding certain thresholds. Messrs. DeWitt, Fillip and Holmes participate in the benefit plans of the Company.

CUMULATIVE TOTAL STOCKHOLDER RETURN

         The following performance graph (the "Performance Graph") compares the cumulative total stockholder return on a share of Common Stock, based on the market price thereof, with

         - the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (US) (the "Nasdaq Market Index") prepared for Nasdaq by the Center for Research in Security Prices ("CRSP") and

         - the CRSP Financial Stocks Index (the "Nasdaq Industry Index") prepared for Nasdaq by CRSP for the period beginning on December 31, 1997 and ending on December 31, 2002. Cumulative total stockholder return is based on an annual total return, which assumes the reinvestment of all dividends for the period shown and assumes that $100 was invested on December 31, 1996 in each of Common Stock, the Nasdaq Market Index and the Nasdaq Industry Index. The Company has not declared any dividends during the period covered by the Performance Graph. The results shown in the Performance Graph are not necessarily indicative of future performance.

                              [PERFORMANCE GRAPH]

                                  12/31/97    03/31/98  06/30/98  09/30/98  12/31/98  03/31/99  06/30/99
                                  --------    --------  --------  --------  --------  --------  --------
FirstCity                          100.00       99.59     95.47     52.67     42.59     32.72     18.11
Nasdaq Market Index                100.00      117.04    120.25    108.50    140.99    158.09    172.77
Nasdaq Industry Index              100.00      106.03    103.33     85.48     97.15     95.54    106.51

                                  09/30/99    12/31/99  03/31/00  06/30/00  09/29/00  12/29/00  03/30/01
                                  --------    --------  --------  --------  --------  --------  --------
FirstCity                            4.94        9.05      7.82      6.17      6.27      5.56      4.12
Nasdaq Market Index                177.01      261.49    293.75    255.46    235.61    157.77    117.74
Nasdaq Industry Index               92.91       96.50     90.54     83.88     98.55    104.24    100.14

                                   06/29/01   09/28/01  12/31/01  03/28/02  06/28/02  09/30/02  12/31/02
                                   --------   --------  --------  --------  --------  --------  --------
FirstCity                            4.61       5.76      3.95      3.82      4.25      3.00       4.51
Nasdaq Market Index                138.76      96.28    125.16    118.59     94.52     75.84      86.53
Nasdaq Industry Index              113.15     108.48    114.49    124.60    126.50    114.09     117.82

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company owns equity interests in various purchased asset portfolios through limited partnerships and limited liability companies ("Acquisition Partnerships") in which a corporate affiliate of the Company is the sole general partner or managing member, and the Company and other non-affiliated investors are limited partners or members. Certain directors and executive officers of the Company may also serve as directors and/or executive officers of the general partner or managing member, but receive no additional compensation from or on behalf of such general partner or managing member for serving in such capacity. The Company provides asset servicing to such Acquisition Partnerships pursuant to servicing agreements between the Company and such Acquisition Partnerships.

         Under a Right of First Refusal Agreement and Due Diligence Reimbursement Agreement effective as of January 1, 1998, as amended (the "Right of First Refusal Agreement") among the Company, FirstCity Servicing Corporation, Cargill and its wholly owned subsidiary CFSC Capital Corp. II ("CFSC"), if the Company receives an invitation to bid on or otherwise obtains an opportunity to acquire interests in loans, receivables, real estate or other assets located in the United States, Canada, Mexico, Central America or South America in which the aggregate amount to be bid exceeds $4 million, or $500 thousand for consumer assets, the Company is required to follow a prescribed notice procedure pursuant to which CFSC has the option to participate in the proposed purchase by requiring that such purchase or acquisition be effected through an Acquisition Partnership formed by the Company and Cargill (or an affiliate). CFSC owns shares of the common stock of the Company and is a party to the Shareholder Voting Agreement (see "Shareholder Voting Agreement" at page 2) pursuant to which it has designated Jeffery Leu as nominee to be a director of the Company. CFSC and its affiliates are also lenders to the Company and the Acquisition Partnerships. The Right of First Refusal Agreement does not prohibit the Company from holding discussions with entities other than CFSC regarding potential joint purchases of interests in loans, receivables, real estate or other assets, provided that any such purchase is subject to CFSC's right to participate in the Company's share of the investment. The Right of First Refusal Agreement further provides that, subject to certain conditions, CFSC will bear 50% of the due diligence expenses incurred by the Company in connection with proposed asset purchases. The Right of First Refusal Agreement is a restatement and extension of a similar agreement entered into among the Company, certain members of the Company's management and Cargill in 1992. The Right of First Refusal Agreement has a termination date of February 1, 2006 and will renew automatically for an additional year on an annual basis thereafter unless either party gives notice to the other of its desire to discontinue the arrangement six months prior to the termination date.

         The Company has loans receivable, totaling $15.7 million at June 30, 2003, made to certain Acquisition Partnerships located in Mexico. These loans are at fixed rates ranging from 19% to 20%, with default provisions allowing for rates from 23% to 30%. The Company has a loan receivable ($1.4 million at June 30, 2003) from a domestic Acquisition Partnership bearing interest at Prime plus 7%. At June 30, 2003 the Company also has a $4.0 million loan receivable from a French Acquisition Partnership based on the maximum interest rate (5.57% at June 30, 2003) allowable for deductibility as determined by the taxing authorities of France. Payments on these notes are dependent upon proceeds from the resolution of Portfolio Assets held by the Acquisition Partnerships.

         During 2002, FirstCity sold all of its equity interest in eight Acquisition Partnerships to MCS et Associes, S.A ("MCS") and an affiliate of CFSC. FirstCity owns common stock in MCS and is also a partner with MCS in various Acquisition Partnerships. MCS is also an investor in the Company's common stock. Proceeds from the sale were $3.4 million resulting in a gain of $1.8 million.

         FirstCity has a $35 million credit facility with CFSC, which matures in March 2005. The loan bears interest based on the maximum of 8.5% or LIBOR plus 4.5% and is secured by investments in Acquisition Partnerships. As of December 31, 2002, the outstanding balance was $24.6 million. Jeffery D. Leu, a director of the Company, is an officer of certain affiliates of Cargill. The Company believes that the terms of this credit facility are generally as favorable to the Company as the terms it would receive from an independent third party.

         FirstCity has a term loan with CFSC, which matures in October 2003. This loan bears interest at LIBOR plus 5% and is secured by the stock of Bosque Asset Corporation and the proceeds to FirstCity from securitization certificates held by FirstStreet Investment, LLC, an affiliate of the Company. The outstanding balance as of December 31, 2002 was $2.5 million. The Company believes that the terms of this loan is generally as favorable to the Company as the terms it would receive from an independent third party.

         The Company leases office space for its principal executive offices in Waco, Texas from a trust created for the benefit of the children of James R. Hawkins, the Chairman of the Board of the Company. This lease expires in December of 2006 and contains an option in favor of the Company pursuant to which the Company may renew the lease for an additional five-year period, with escalating lease payments. Rental expense under such lease is $10,000 per month. The Company believes that the terms of such lease are generally as favorable to the Company as the terms it would receive from an independent third party.

         Park Central Recreation, Inc., a Texas corporation of which James R. Hawkins is a 50% shareholder, is indebted to

FirstStreet Investment, LLC, an affiliate of the Company, under a note dated March 1, 1996, which has an outstanding principal balance of $2.1 million as of June 30, 2003. The note is secured by a first lien on real estate in Port Arthur, Texas, which is operated as a bowling alley. The note bears a fixed interest rate of 10%, matures on March 1, 2006 and requires annual payments of $289,500. This note is guaranteed by James R. Hawkins, Chairman of the Company.

         During 2002, Terry R. DeWitt, the Co-President of FirstCity Commercial, had indebtedness with the Company in the amount of $125,000. The principal was paid off in December 2002. The largest amount of principal outstanding at any time during 2002 was $125,000. Such indebtedness was unsecured and bore interest at the rate of 5% annually.

         In December 2002, FirstCity acquired the minority interest in FirstCity Holdings, an affiliate of the Company, held by Terry R. DeWitt, G. Stephen Fillip and James C. Holmes, each of whom are Senior Vice Presidents of FirstCity by issuing 400,000 shares of common stock of the Company and a note payable, to be periodically redeemed by the Company for an aggregate of up to $3.2 million in accordance with certain cash collections from servicing income from Portfolio asset acquisitions in Mexico.

         In June 2003, MCSFC, Ltd., Central National Bank, James R. Hawkins and James T. Sartain entered into a Note Purchase Agreement related to a loan in the amount of $2,710,000 provided by Central National Bank to MCSFC, Ltd, a subsidiary of the Company. The promissory note evidencing the loan is dated June 26, 2003 and executed by MCSFC, Ltd. payable to the order of Central National Bank ("Note"). The Note Purchase Agreement obligates Mr. Hawkins and Mr. Sartain to purchase the Note after thirty days notice upon the default by MCSFC, Ltd. under the Note for a price equal to the unpaid principal balance plus any unpaid accrued interest on the Note. Upon repurchase, the Note will be endorsed without recourse and all collateral securing payment of the Note will be assigned to Mr. Hawkins and Mr. Sartain.

         PROPOSAL II - APPROVAL OF THE 2004 STOCK OPTION AND AWARD PLAN

         The Board of Directors of the Company is presenting for stockholder approval at the Annual Meeting, the Company's 2004 Stock Option and Award Plan. If approved by stockholders, the 2004 Stock Option and Award Plan will become effective as of April 1, 2004 (the "2004 Plan Effective Date"). The 2004 Stock Option and Award Plan is intended to provide the Compensation Committee of the Company's Board of Directors broad discretion to fashion the terms of awards to provide eligible participants with such stock-based incentives as such committee deems appropriate.

         The following summary of certain terms of the 2004 Stock Option and Award Plan is qualified in its entirety by reference to the full text thereof, which is set forth as Appendix A attached hereto.

ADMINISTRATION

         The 2004 Stock Option and Award Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), all the members of which will be eligible to administer such plan pursuant to Rule 16b-3 promulgated under the Exchange Act and each member will qualify as an "outside director" under Section 162(m) of the Internal Revenue Code of 1986. Subject to the limitations set forth in the 2004 Stock Option and Award Plan, such plan vests broad powers in such committee to administer such plan, including authority to (1) select the persons to be granted awards thereunder, (2) determine the size and type of awards granted thereunder, (3) construe and interpret such plan, (4) establish, amend or waive rules and regulations for the administration of such plan and (5) determine whether an award, award agreement or payment of an award should be amended.

NUMBER OF SHARES AVAILABLE

         The 2004 Stock Option and Award Plan provides for the grant of up to 300,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under such plan. In the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event, the Committee will equitably adjust the aggregate number of shares subject to such plan and the number, class and price of shares subject to outstanding awards. As of October 9, 2003, the market value of the Common Stock was $3.55 per share.

AWARDS UNDER THE 2004 STOCK OPTION AND AWARD PLAN

AWARDS AND ELIGIBILITY. The 2004 Stock Option and Award Plan permits the issuance of the following awards: (1) nonqualified stock options ("2004 Plan NQSOs") and incentive stock options ("2004 Plan ISOs"), (2) performance shares and (3) restricted stock. In general, any key employee of the Company or any subsidiary of the Company, including key employees who are also directors, as well as any other persons, including consultants, independent contractors or other service providers, are eligible to receive awards under such plan. Only employees of the Company are eligible to receive grants of 2004 Plan ISOs, performance shares or restricted stock under such plan. The Company has 266 employees and 5 directors that are not employees. The number of consultants, independent contractors and other service providers is difficult to determine and will vary from time to time.

STOCK OPTIONS. Under the 2004 Stock Option and Award Plan, the Committee has discretion to determine the number of stock options to be granted thereunder to any participant, but no participant who is a "covered employee" (" Plan Covered Employee") (as such term is defined in the regulations promulgated under Section 162(m) of the Code) may be granted stock options to purchase more than 50,000 shares during any one plan year. The Committee may grant 2004 Plan NQSOs, 2004 Plan ISOs or any combination thereof to participants. 2004 Plan ISOs, however, may only be granted to employees of the Company or its subsidiaries, and may only be granted if the aggregate fair market value of the Common Stock underlying 2004 Plan ISOs and other incentive stock options granted under all incentive stock option plans of the Company that become exercisable for the first time by a participant during any calendar year is equal to or less than $100,000. 2004 Plan ISOs granted under the 2004 Stock Option and Award Plan provide for the purchase of Common Stock at prices not less than 100 percent of the fair market value thereof on the date such option is granted (or 110 percent with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company). 2004 Plan NQSOs granted under the 2004 Stock Option and Award Plan provide for the purchase of Common Stock at prices determined by the Committee, but in no event less than 85 percent of the fair market value thereof on the date such option is granted. No stock option granted under the 2004 Stock Option and Award Plan is exercisable later than the tenth anniversary date of its grant (or, as to 2004 Plan ISOs, the fifth anniversary with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company).

         Under the 2004 Stock Option and Award Plan, stock options are exercisable at such times and subject to such restrictions and conditions as the Committee approves. The option exercise price is payable in cash or, if approved by the Committee, in shares of Common Stock having a fair market value equal to the exercise price, or by a combination of any of the above means of payment. The Committee may also allow cashless exercises or other means of payment consistent with applicable law. Upon termination of a participant's employment due to death, disability or retirement, all stock options outstanding will be exercisable for the shorter of their remaining term or one year after termination of employment in the case of death, one year after termination of employment in the case of disability, and three months after termination of employment in the case of retirement. Upon termination of employment of a participant other than for any reason set forth above, all stock options held by such participant which are not vested as of the effective date of such termination will be forfeited; provided that, the Committee, in its sole discretion, may immediately vest all or any portion of the stock options of such participant not vested as of such date. In the case of termination of employment by the Company without cause, a participant may exercise any vested stock options for three months following the termination of employment, and in the case of termination of employment by the Company for cause or voluntary termination of employment by the participant (other than due to retirement), the participant's stock options will be forfeited immediately upon such termination.

         A holder of stock options may be able to transfer such options, under certain circumstances, to members of such holder's immediate family (as defined in the 2004 Stock Option and Award Plan), to one or more trusts for the benefit of such holder's immediate family or to partnerships in which immediate family members are the only partners, if such holder's award agreement expressly permits such transfer and such holder does not receive any consideration in any form whatsoever for such transfer. Other than the foregoing, stock options are not transferable by a holder other than by will or applicable laws of descent and distribution.

PERFORMANCE SHARES. Under the 2004 Stock Option and Award Plan, the Committee may grant performance shares to employees of the Company or its subsidiaries in such amounts, and subject to such terms and conditions, as the Committee in its discretion determines; provided that, no participant who is a 2004 Participant may be granted more than 50,000 performance shares with respect to any performance period. Each performance share will have a value equal to the fair market value of a share of Common Stock on the date the performance share is earned. The Committee in its discretion will set performance goals to be achieved over performance periods of not less than two years. The extent to which the performance goals are met will determine the number of performance shares earned by participants. The performance measure to be used for purposes of grants to 2004 Plan

Covered Employees is one or more of the following: total shareholder return, return on equity, earnings per share and ratio of operating overhead to operating revenue, unless and until the Company's stockholders vote to change such performance measures.

         After the applicable performance period has ended, the Committee will certify the extent to which the established performance goals have been achieved, and each holder of performance shares will be entitled to receive payout on the number of performance shares, if any, earned by such holder over the performance period. The grantee of a performance share award will receive payment within seventy-five days following the end of the applicable performance period, in cash or shares of Common Stock which have, as of the close of the applicable performance period, an aggregate fair market value equal to the value of the earned performance shares (or a combination of cash and such shares). If the employment of a participant is terminated by reason of death, disability or retirement or by the Company without cause during a performance period, the participant will receive a prorated payout with respect to the performance shares earned, which will be determined by the Committee, in its sole discretion, and will be based upon the length of time the participant held the performance shares during the applicable performance period and upon achievement of the established performance goals. Such payment will be made at the same time as payments are made to participants whose employment did not terminate during the applicable performance period. If a participant's employment is terminated for any other reason, all performance shares will be forfeited by the participant to the Company. Unless otherwise provided by the Committee in an award agreement, performance shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

RESTRICTED STOCK. Under the 2004 Stock Option and Award Plan, the Committee may from time to time grant restricted stock awards to employees of the Company or its subsidiaries. Each grant of restricted stock will be evidenced by a written award agreement between the participant and the Company setting forth the terms and conditions of the grant, as determined by the Committee, in its discretion, to be necessary or desirable. Such terms may include a requirement for payment by the participant to the Company for the restricted stock which is granted, with respect to which the Committee may establish a purchase price below fair market value.

         Each grant of restricted stock will be subject to restrictions, determined by the Committee in its discretion, for a period (the "2004 Plan Restricted Period") of at least one year (unless otherwise provided by the Committee). Such restrictions may include only the requirement of continued employment or may include other performance based criteria established by the Committee. The Committee may, after a grant, in its discretion, shorten the 2004 Plan Restricted Period or waive any condition to the lapse of the restrictions. The award agreement may, at the discretion of the Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of a participant's employment by reason of such participant's death, disability, retirement or discharge without cause.

         During the 2004 Plan Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of restricted stock, with certain exceptions, including the exception that cash dividends will be paid either in cash or in restricted stock, as the Committee determines. In addition, the restricted stock may not be sold, transferred, assigned or encumbered during the 2004 Plan Restricted Period and unless and until all restrictions have lapsed. All shares of restricted stock that have not vested will be forfeited unless the participant has remained a full-time employee of the Company or its subsidiaries until the expiration or termination of the 2004 Plan Restricted Period and all other applicable conditions have been satisfied. Unless otherwise provided by the Committee in an award agreement, no restricted stock may be assigned, encumbered or transferred except by will or the laws of descent and distribution.

CHANGES IN CONTROL. Under the 2004 Stock Option and Award Plan, upon the occurrence of a Change in Control (as defined below), (1) all stock options outstanding thereunder will become fully vested and immediately exercisable; (2) the target payout attainable under all performance shares outstanding thereunder will be deemed to have been fully earned for the entire performance period and, within thirty days of such Change in Control, such performance shares will be paid out in accordance with the terms thereof (provided that, there will not be an accelerated payout with respect to performance shares granted less than six months prior to the effective date of such Change in Control), (3) all restrictions on restricted stock outstanding thereunder will lapse and such restricted stock will be delivered to the participant in accordance with the terms thereof (provided that, there will not be an accelerated delivery with respect to restricted stock granted less than six months prior to the effective date of such Change in Control) and (4) the Committee may, in its discretion, make any other modifications to any awards thereunder as determined by the Committee to be deemed appropriate before the effective date of such Change in Control.

         Under the 2004 Stock Option and Award Plan, a "Change in Control" means:

         (1) an acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Common Stock or voting securities of the Company entitled to vote generally in the election of directors; provided that, such acquisition would result in such person beneficially owning twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities; and provided further that, immediately prior to such acquisition such person was not a direct or indirect beneficial owner of twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities, as the case may be; or

         (2) The approval of the Company's stockholders of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction or, if consummation of such corporate transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

         (3) A change in the composition of the Company's Board of Directors such that the individuals who, as of the Effective Date, constitute the Board cease for any reason to constitute at least a majority of the Board; provided that, any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by at least a majority of those individuals who are members of the Board and who were also members of such incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of such incumbent Board; and provided further that, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of such incumbent Board.

         Notwithstanding the foregoing, the following will not constitute a Change in Control: (a) any acquisition of Common Stock by any subsidiary of the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate thereof; or (b) any consummation of a transaction of the type described in sub paragraph (2) above, following which more that fifty percent of the common stock then outstanding of the corporation resulting from such acquisition or transaction and more than fifty percent of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners of Common Stock and the Company's voting securities, respectively, immediately prior to such acquisition or transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or transaction, of Common Stock and the Company's voting securities, as the case may be.

AMENDMENT AND TERMINATION

         The 2004 Stock Option and Award Plan may be amended, modified or terminated by the Company's Board of Directors, subject to stockholder approval if such an amendment would

         (a) materially expand the class of participants eligible to participate in the Plan;

         (b) increase the total number of shares (except as allowed in the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event) which may be granted under the Plan;

         (c) materially increase the benefits to Participants, including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding Awards; (ii) reduce the price at which shares or options to purchase shares may be offered; or (iii) extend the duration of the Plan;

         (d)      expand the types of Awards provided under the Plan; or

         (e) amend the Plan in any manner which the Board, in its discretion, determines should become effective only if approved by the stockholders.

         Unless earlier terminated by the Board of Directors, the 2004 Stock Option and Award Plan will terminate on the day prior to the tenth anniversary of the 2004 Plan Effective Date.

SECTION 162(m)

         At all times when the Committee determines that it is desirable to satisfy the conditions of Section 162(m) of the Code, all awards granted under the 2004 Stock Option and Award Plan will comply with such conditions. The Committee is nevertheless empowered to grant awards that would not constitute "performance based" compensation under Section 162(m), which may vest based solely on continued employment rather than any performance based criteria. If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the 2004 Stock Option and Award Plan, the Committee may, subject to the restrictions set forth in the preceding paragraph regarding amendment thereof, make any adjustments it deems appropriate.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary of certain federal income tax consequences with respect to the 2004 Stock Option and Award Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

STOCK OPTIONS. There are generally no federal income tax consequences either to the employee receiving stock options (the "2004 Plan Optionee") or to the Company upon the grant of a stock option under the 2004 Stock Option and Award Plan. On exercise of a 2004 Plan ISO, the 2004 Plan Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to a liability for such optionee under the Alternative Minimum Tax provisions of the Code. Generally, if the 2004 Plan Optionee disposes of shares acquired upon exercise of a 2004 Plan ISO within two years of the date of grant or one year of the date of exercise, such optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon dispositions of such shares, and the entire gain for the 2004 Plan Optionee will be treated as a capital gain. On exercise of a 2004 Plan NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the 2004 Plan Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a 2004 Plan NQSO will generally result in a capital gain or loss for the 2004 Plan Optionee, but will have no tax consequences for the Company.

PERFORMANCE SHARES. The grant of a performance share award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount.

RESTRICTED STOCK. The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the restricted stock (whether received as a grant or as a dividend), less any amount paid for such restricted stock, at the time when the participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Code, to be taxed on the restricted stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the 2004 Plan Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant. The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Common Stock during the 2004 Plan Restricted Period.

VOTING REQUIREMENTS

         Approval of the 2004 Stock Option and Award Plan will require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting (abstentions will have the effect of a negative vote on such proposal and broker non-votes will have no legal effect on the vote).

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 STOCK OPTION AND AWARD PLAN.

  PROPOSAL III - RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected KPMG LLP ("KPMG") to serve as independent certified public accountants for the Company and its subsidiaries for fiscal year 2003. It is intended that such appointments be submitted to the stockholders of the Company for ratification at the Annual Meeting. KPMG has served as the Company's auditors since October 27, 1995 (on which date KPMG was so appointed by the Board of Directors, which appointment was recommended by the Board's Audit Committee) and has no investment in the Company or its subsidiaries.

         Although the submission of this matter to the stockholders is not required by law, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the stockholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock present at the meeting, in person or represented by proxy and entitled to vote at the Annual Meeting (abstentions will have the effect of a negative vote on such proposal and broker non-votes will have no legal effect on the vote).

         It is expected that representatives of KPMG will be present at the Annual Meeting with an opportunity to make a statement should they desire to do so and to respond to appropriate questions from stockholders.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" KPMG AS CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY AND ITS SUBSIDIARIES FOR FISCAL YEAR 2003.

AUDIT AND RELATED FEES

         Audit Fees. The aggregate fees billed by KPMG LLP for professional services for the audit of the Company's annual consolidated financial statements for the years 2002 and 2001 and the review of the consolidated financial statements included in the Company's Forms 10-Q for the years 2002 and 2001 were $245,500 and $210,500, respectively.

         Audit Related Fees. The aggregate fees billed by KPMG LLP for professional services related to the audit of the Company's annual consolidated financial statements for the years 2002 and 2001 were $317,375 and $380,521, respectively. These services consisted primarily of audits of the Company's acquisition partnerships and reviews of certain SEC filings.

         Tax Fees. There were no fees billed by KPMG LLP for tax services for the year 2002. The aggregate fees billed by KPMG LLP for tax services for 2001 were $29,356.

         All Other Fees. There were no fees billed by KPMG LLP for other services for the years 2002 and 2001.

                             STOCKHOLDERS' PROPOSALS

         Pursuant to the Exchange Act, and regulations under the Exchange Act, individual stockholders have a limited right to propose for inclusion in the proxy statement a single proposal for action to be taken at an annual meeting of the stockholders. Proposals intended to be presented at the annual meeting to be held in 2004 must be received at the Company's principal executive offices no later than July 17, 2004. Such proposals should be addressed as follows:
FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714, Attention:
Secretary.

         Stockholder proposals submitted outside of the Securities and Exchange Commission's procedures for including such proposals in the Company's proxy must be mailed or delivered to the attention of the Secretary at the address above and must, in the case of a proposal with respect to the annual meeting to be held in 2004, be received by the Company no later than July 17, 2004. The proposal must comply in all respects with the requirements set forth in the Company's bylaws, and the Board of Directors may reject any proposal not made in accordance with these requirements. A copy of these requirements is available upon request from the Secretary of the Company at the address set forth above.

         With respect to nominations of one or more persons for election as directors, written notice of the stockholder's intent to make such nomination(s), which notice must comply in all respects with the requirements therefore set forth in the Company's bylaws, must be mailed or delivered to the attention of the Secretary at the address above and must be received by the Company no later than thirty days, and no sooner than sixty days, prior to the date of the 2004 annual meeting of stockholders or, if such annual meeting is not publicly announced at least forty days prior to the date of such annual meeting, no later than the close of business ten days after the date of such public announcement. The nomination must be made in accordance with the provisions in the

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Company's bylaws, and if the presiding officer of the annual meeting determines that the nomination does not comply with the provisions, he may cause the nomination to be disregarded. A copy of the nomination provisions is available upon request from the Secretary of the Company at the address set forth above.

                                  OTHER MATTERS

         Management does not presently know of any matters which may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by Management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

                                             By Order of the Board of Directors,

October 20, 2003                             Richard J. Vander Woude
                                             Secretary

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

                                                                      APPENDIX A

                         FIRSTCITY FINANCIAL CORPORATION
                        2004 STOCK OPTION AND AWARD PLAN

ARTICLE 1.            ESTABLISHMENT, PURPOSE AND DURATION

         1.1 Establishment of the Plan. FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation ("FIRSTCITY") establishes this stock option and award plan for fiscal year 2004 (hereinafter referred to as "FIRSTCITY FINANCIAL CORPORATION 2004 Stock Option and Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

         Subject to approval by FIRSTCITY's stockholders at their 2003 Annual Meeting, the Plan shall become effective as of April __, 2004 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

         1.2 Purpose of the Plan. The purpose of the Plan is to secure for FIRSTCITY and its stockholders the benefits of the incentive inherent in stock ownership in FIRSTCITY by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of FIRSTCITY by linking the personal interests of Participants to those of FIRSTCITY's stockholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to FIRSTCITY in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16, until the day prior to the tenth (10th) anniversary of the Effective Date.

         1.4 Types Of Options. The Options granted under the Plan are intended to be either Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not meet the requirements for Incentive Options ("Nonqualified Stock Options"). FIRSTCITY makes no warranty, however, as to the qualification of any Option as an Incentive Option.

ARTICLE 2.            DEFINITIONS

          Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Performance Shares or Restricted Stock.

         (b) "Award Agreement" means an agreement entered into by a Participant and FIRSTCITY, setting forth the terms and provisions applicable to an Award granted to such Participant hereunder.

         (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (d) "Board" or "Board of Directors" means the Board of Directors of FIRSTCITY.

         (e) "Cause" means: (i) willful or negligent misconduct on the part of a Participant that is detrimental to FIRSTCITY; or (ii) the indictment of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement

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

         defines "Cause" and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and the means of determining its existence shall apply to the Participant for purposes hereof.

         (f)      "Change in Control" shall be deemed to have occurred upon:

                  (i) An acquisition by any Person of Beneficial Ownership of the Shares then outstanding ("FIRSTCITY Common Stock Outstanding") or the voting securities of FIRSTCITY then outstanding entitled to vote generally in the election of directors "(FIRSTCITY Voting Securities Outstanding"); provided such acquisition of Beneficial Ownership would result in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding, as the case may be; excluding, however, any acquisition of shares of common stock of FIRSTCITY by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by FIRSTCITY or an affiliate; or

                  (ii) The approval of the stockholders of FIRSTCITY of a reorganization, merger consolidation, complete liquidation or dissolution of FIRSTCITY, the sale or disposition of all or substantially all of the assets of FIRSTCITY or similar corporate transaction (in each case referred to in this Section 2(f) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly);or

                  (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by FIRSTCITY's stockholders, was approved by individuals who are members of the Board (i) who constituted at least a majority of the members of the Board who elected or nominated for election such individual to be a member of the Board (such nominating members of the Board being the independent directors of the Board or the nominations committee comprised solely of independent directors) and (ii) who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board: but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act, including any successor to such rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

         Notwithstanding the provisions set forth in subparagraph (ii) of this
         Section 2(f), the following shall not constitute a Change in Control for purposes hereof: any acquisition of shares of common stock of FIRSTCITY, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, as the case may be.

         (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Committee" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in
         Article 3.

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

         (i) "Corporation" means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is FIRSTCITY or is in an unbroken chain of corporations (other than FIRSTCITY) beginning with FIRSTCITY, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

         (j) "Director" means any individual who is a member of the Board of Directors.

         (k) "Disability" shall have the meaning ascribed to such term in the FIRSTCITY long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

         (l) "Employee" means any full-time, salaried employee of FIRSTCITY or one of FIRSTCITY's Subsidiaries.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time; or any successor act thereto.

         (n)      "Fair Market Value" shall be determined as follows:

                  (i) On the relevant date, if the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                  (ii) On the relevant date, if the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on a regular, active public market without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such over-the-counter market as reported by such regular, active public market on that date, or, if there is not such quoted bid and market prices on the relevant date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by such regular, active public market on the immediately preceding day such bid and asked prices were quoted. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market;" and

                  (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         (o) "Final Award" means the actual award earned during a performance period by a Participant, as determined by the Committee at the end of the performance period pursuant to Article 7.

         (p) "Incentive Payment Date" means the seventy-fifth (75th) day following the last day of the performance period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

         (q) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (r) "Insider" shall mean a Person who is, on the relevant date, a director, officer or beneficial owner of ten percent (10%) or more of any class of FIRSTCITY's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         (s) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 which is not intended to meet the requirements of Code Section 422.

         (t) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         (u) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

         (v) "Participant" means an Employee, director or other person who has been granted an Award which is outstanding.

         (w) "Performance Share" means a unit of measurement under an Award of shares granted to a Participant, as described in Article 7.

         (x)      "Person" shall have the meaning ascribed to such term in
         Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (y) "Plan Year" shall mean, for purposes of Article 7, FIRSTCITY's fiscal year which coincides with each calendar year during the term hereof.

         (z) "Retirement" shall have the meaning ascribed to such term in the FIRSTCITY FINANCIAL CORPORATION Employees Profit Sharing and Retirement Plan.

         (aa) "Restricted Stock" means an Award of restricted Shares granted in accordance with the terms of Article 8 and the other provisions hereof.

         (ab) "Shares" means the shares of common stock of FIRSTCITY, par value $0.01 per share.

         (ac) "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with FIRSTCITY, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if FIRSTCITY or any corporation described in item
         (i) above owns, directly or indirectly, a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of FIRSTCITY, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

ARTICLE 3.            ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board so long as the Compensation Committee or such other Committee consists of not less than two (2) Directors who meet the "non-employee director" requirements of Rule 16b-3 or any successor thereto under the Exchange Act and each of whom qualifies as an "outside director" under Section 162(m) of the Code or any successor thereto under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 Authority of the Committee. Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of FIRSTCITY, who may include, without limitation, consultants, independent contractors, directors or other providers of services to FIRSTCITY, who shall participate herein (who may change from year to year); determine the size and types of Awards, determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 16) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to FIRSTCITY. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including FIRSTCITY, the stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.            AUTHORIZED SHARES

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of 300,000 Shares. These Shares may, in the discretion of FIRSTCITY, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by FIRSTCITY.

The following rules shall apply for purposes of the determination of the number of Shares available for grant hereunder:

         (a) The grant of an Option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of Shares subject to such Award, regardless of vesting status of the Shares subject to such Award; and

         (b) In connection with the grant of Performance Shares, the Committee shall in each case determine the appropriate number of Shares to reduce from the Shares available for grant hereunder.

         4.2 Lapsed Awards. If any Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for grant of an Award.

         4.3 Adjustment in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of FIRSTCITY, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of FIRSTCITY, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.            ELIGIBILITY AND PARTICIPATION

         Any key Employee of FIRSTCITY, or of any Subsidiary, including any such Employee who is also a director of FIRSTCITY, or of any Subsidiary, or any other Person, including directors, consultants, independent contractors or other service providers, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of FIRSTCITY or any Subsidiary shall be eligible to receive an Award. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Persons, their present and potential contributions to the success of FIRSTCITY or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes hereof; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options.

ARTICLE 6.            STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of FIRSTCITY and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

         The maximum number of Options that a Participant can be granted hereunder during any twelve month period is 50,000.

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO.

         6.3 Option Price. The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Section 424(d) of the Code) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock of FIRSTCITY be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eight-five percent (85%) of the Fair Market Value of a Share on the date the Option is granted.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock in FIRSTCITY, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

         6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 12, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

         6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to FIRSTCITY, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to FIRSTCITY in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, FIRSTCITY shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Options(s).

         6.7 Termination of Employment Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability, or Retirement. With respect to a Participant who is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a Director or in such other capacity as is determined by the Committee:

         (a) if any Participant shall die while in the employ of FIRSTCITY or a Subsidiary or during either the one (1) year or three (3) month period, whichever is applicable, specified in clauses (b) and (c) below, any Option granted hereunder, unless otherwise specified by the Committee in the Option, shall be exercisable for any or all of such number of Shares that are vested and exercisable by such Participant at the time of death, by the legal representative of such Participant or by such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, at any time up to and including one (1) year after the date of death;

         (b) if the employment of any Participant shall terminate by reason of such Participant's Disability, any Option granted hereunder shall be exercisable for any or all of such number of Shares that are vested and exercisable by such Participant at the effective date of termination of employment by reason of Disability, at any time up to and including on
         (1) year;

         (c) if the employment of any Participant shall terminate (i) by reason of the Participant's Retirement, (ii) by the Participant for "good reason" (only if such Participant is party to a written employment agreement with FIRSTCITY or any Subsidiary which expressly provides for termination by the Participant for "good reason," and such Participant validly terminates his or her employment ("Termination For Good Reason")), or (iii) by the employer other than for Cause (as defined herein) such Option, unless otherwise specified by the Committee in the Option, shall be exercisable for any or all of the such number of Shares that are vested and exercisable by such Participant at the effective date of termination of employment, at any time up to and including three (3) months after the effective date of such termination of employment; and

         (d) if the employment of any Participant shall terminate by any reason other than that provided for in clauses (a), (b) or (c) above, such Option, unless otherwise specified by the Committee in such Option shall, to the extent not theretofore exercised, become immediately null and void.

         None of the events described in clauses (a), (b) or (c) above shall extend the period of exercisability of the Option beyond the expiration date thereof.

         When the employment of a Participant shall terminate for any reason, all Options held by the Participant which are not vested as of the effective date of the termination of employment shall be forfeited to FIRSTCITY (and shall once again become available for grant hereunder). However, the Committee, in its sole discretion, shall have the right to immediately vest all or a portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

         6.8 Limited Transferability. A Participant may transfer an Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Option expressly provides that the Option may be transferred and
(ii) the Participant does not receive any consideration in any form whatsoever for said transfer. Any Options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior the transfer thereof. Any reference in any such Award Agreement to the employment by or performance of services for FIRSTCITY by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants. Any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7.            PERFORMANCE SHARES

         7.1 Grant of Performance Shares. Subject to the terms hereof, Performance Shares may be granted to eligible Participants at any time and from time to time for no consideration, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until FIRSTCITY's stockholders vote to change the maximum number of Performance Shares that may be earned by any one Participant (subject to the terms of Article 13,) none of the Participants may earn more than 50,000 Performance Shares with respect to any performance period.

         7.2 Value of Performance Shares. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the eligible Participants. The time period during which the performance goals must be met shall be called a "performance period." Performance periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the performance period (or within such time period as is permitted by Code Section 162(m)).

         Unless and until FIRSTCITY's stockholders vote to change the general performance measures (subject to the terms of Article 13), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of grants to Participants: Total shareholder return, return on equity, earnings per share and ratio of operating overhead to operating revenue. Each Plan Year, the Committee, in its sole discretion, may select among the performance measures specified in this Section 7.2 and set the relative weights to be given to such performance measures.

         7.3 Earning of Performance Shares. After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee shall have no discretion to increase the amount of a Final Award otherwise payable to a Participant under this Article 7.

         7.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.

         7.5 Termination of Employment Due to Death, Disability or Retirement or at the Request of FIRSTCITY Without Cause. In the event the employment of a Participant is terminated by reason of death, Disability or Retirement or by FIRSTCITY without Cause during a performance period, the Participant shall receive a prorated payout with respect to the Performance Shares. With respect to a Participant who is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the foregoing reference to employment shall be deemed to be a reference to service as a Director or in such other capacity as is determined by the Committee. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the performance period, and shall further be adjusted based on the achievement of the established performance goals at the time of his termination.

         Payment of earned Performance Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.

         7.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5, all Performance Shares shall be forfeited by the Participant to FIRSTCITY.

         7.7 Nontransferability. Unless the Committee provides otherwise in the Award Agreement, Performance Shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, an eligible Participant's Performance Share rights hereunder shall be exercisable during the Participants' lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8.            RESTRICTED STOCK

         8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock to Participants and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Participant for, such Restricted Stock. A grant of Restricted Stock may require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Award Agreement.

         8.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one (1) year. Subject to the other provisions of this Article 8 and the terms of the Award Agreement, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or, other than, the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) death, Disability or Retirement of the Participant to whom Restricted Stock is granted, (b) the occurrence of a Change in Control or (c) the attainment of certain performance goals. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         8.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's account. Following such registration, the Participant shall have rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

         (a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

         (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

         (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of FIRSTCITY unless the Participant has remained a full-time employee of FIRSTCITY or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to FIRSTCITY without further action by the Participant, and shall, in accordance with Section 4.2, again be available for grant hereunder.

          With respect to any Shares received as a result of adjustments under
 Section 4.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

         8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock (including, without limitation, the restrictions specified in Section 8.5) shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. FIRSTCITY shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

         8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant hereunder, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or by the laws of descent and distribution.

ARTICLE 9.            BENEFICIARY DESIGNATION

         Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his death before he receives any or all of such benefit. Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by FIRSTCITY and shall be effective only when filed by the Participant, in writing, with FIRSTCITY during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         The Committee may require that the spouse of a married Participant domiciled in a community property jurisdiction join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10.           DEFERRALS

         The Committee may permit a Participant to defer to another plan or program a portion or all of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the satisfaction of any requirements or goals with respect to Performance Shares or the vesting of Restricted Stock. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11.           RIGHTS OF EMPLOYEES

         11.1 Employment. Nothing herein shall interfere with or limit in any way the right of FIRSTCITY or a Subsidiary to terminate any Participant's employment or engagement by FIRSTCITY or a Subsidiary at any time, nor confer upon any Participant any right to continue in the employ or service of FIRSTCITY or a Subsidiary. For purpose hereof, transfer of employment of a Participant between FIRSTCITY and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         11.2 Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12.           CHANGE IN CONTROL

         Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of
Article 20:

         (a) Any and all Options granted hereunder shall become fully vested and immediately exercisable;

         (b) The target payout opportunity attainable under all outstanding Performance Shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control, and all earned Performance Shares shall be paid out in accordance with Section 7.4 to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

         (c) All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4; provided, however, that there shall not be an accelerated delivery with respect to Restricted Stock which was granted less than six (6) months prior to the effective date of the Change in Control; and

         (d) Subject to Article 16, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change of Control.

ARTICLE 13.           RECAPITALIZATION, MERGER AND CONSOLIDATION

         13.1 No Effect on FIRSTCITY's Authority. The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of FIRSTCITY or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in FIRSTCITY's capital structure and its business, or any merger or consolidation of FIRSTCITY, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Shares or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of FIRSTCITY, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         13.2 Conversion of Awards Where FIRSTCITY Survives. Subject to any required action by the stockholders, if FIRSTCITY shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of Shares subject to the Award would have been entitled.

         13.3 Exchange or Cancellation of Awards Where FIRSTCITY Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which FIRSTCITY is not the surviving or resulting corporation, there shall be substituted for each Share subject to the unexercised portions of outstanding Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of FIRSTCITY in respect to each Share held by them, such outstanding Awards to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

         Notwithstanding the foregoing, however, all Awards may be canceled by FIRSTCITY, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of FIRSTCITY, or of any dissolution or liquidation of FIRSTCITY, by either:

         (a) giving notice to each Participant or his personal representative of its intention to cancel such Awards and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the Shares subject to such outstanding Awards, including in the Board's discretion some or all of the Shares as to which such Awards would not otherwise be vested and exercisable; or

         (b) paying the Participant an amount equal to a reasonable estimate of the difference between the net amount per Share payable in such transaction or as a result of such transaction, and the exercise price per Share of such Award (hereinafter the "Spread"), multiplied by the number of Shares subject to the Award. In cases where the Shares constitute, or would after exercise, constitute Restricted Stock, FIRSTCITY, in its discretion may include some or all of those Shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Awards shall be made, such as deeming the Awards to have been exercised, with FIRSTCITY receiving the exercise price payable thereunder, and treating the Shares receivable upon exercise of the Awards as being outstanding in determining the net amount per Share. In cases where the proposed transaction consists of the acquisition of assets of FIRSTCITY, the net amount per Share shall be calculated on the basis of the net amount receivable with respect to Shares upon a distribution and liquidation by FIRSTCITY after giving effect to expenses and charges, including but not limited to taxes, payable by FIRSTCITY before such liquidation could be completed.

         (c) An Award that by its terms would be fully vested or exercisable upon such a reorganization, merger, consolidation, share exchange, proposed sale of all or substantially all of the assets of FIRSTCITY or dissolution or liquidation of FIRSTCITY will be considered vested or exercisable for purposes of Section 13.3(a) hereof.

ARTICLE 14.           LIQUIDATION OR DISSOLUTION

         Subject to Section 13.3 hereof, in case FIRSTCITY shall, at any time while any Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each Share which such Participant would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Share. If FIRSTCITY shall, at any time prior to the expiration of any Award, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the exercise price per Share then in effect with respect to each Award shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the Shares (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 15.           AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER
                      ENTITIES

         Awards may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of FIRSTCITY or any Subsidiary as a result of a merger or consolidation of the employing entity with FIRSTCITY or any Subsidiary, the acquisition by FIRSTCITY or any Subsidiary of equity of the employing entity, or any other similar transaction pursuant to which FIRSTCITY or any Subsidiary becomes the successor employer. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

ARTICLE 16.           AMENDMENT, MODIFICATION AND TERMINATION

         16.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided that, unless approved by the holders of a majority of the total number of Shares of FIRSTCITY represented and voted at a meeting at which a quorum is present, no amendment shall be made hereto if such amendment would
(a) materially expand the class of participants eligible to participate in the Plan; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted hereunder, as provided in Section 4.1; (c) materially increase the benefits to Participants, including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding Awards; (ii) reduce the price at which Shares or Options to purchase Shares may be offered; or (iii) extend the duration of the Plan; (d) expand the types of Awards provided under the Plan; or (e) amend the Plan in any manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even though such stockholder approval is not expressly required hereby or by law. No amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders.

         16.2 Awards Previously Granted. No termination, amendment or modification hereof shall adversely affect in any material way any Award previously granted hereunder without the written consent of the Participant holding such Award. The Committee, with the written consent of the Participant holding such Award, shall have the authority to cancel Awards outstanding and grant replacement Awards therefor.

         16.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 16, make any adjustments it deems appropriate.

ARTICLE 17.           WITHHOLDING

         FIRSTCITY may require an Employee exercising a Nonqualified Stock Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Stock Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the entity which employs such Employee for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such entity in respect of the issuance or disposition of such Shares. In lieu thereof, the entity which employs such Employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such entity to the Employee upon such terms and conditions as the Committee shall prescribe. The entity that employs such Employee may, in its discretion, hold the stock certificate to which such Employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that an entity becomes subject to a withholding obligation under applicable law with respect to the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of a Nonqualified Stock Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the entity to withhold from Shares issuable in the related exercises either a specified value (in either case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or other shares of FIRSTCITY's Common Stock owned by the holder or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld Shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the entity shall be authorized, without the prior written consent of the Employee, to effect any such withholding upon exercise of a Nonqualified Stock Option by retention of Shares issuable upon such exercise having a Fair Market Value equal to the amount to be withheld; provided, however, that the entity shall not be authorized to effect such withholding without the prior written consent of the Employee if such withholding would subject such Employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to Employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the rules established by the Securities and Exchange Commission

(the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

ARTICLE 18.           INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by FIRSTCITY against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act hereunder and against and from any and all amounts paid by him in settlement thereof, with FIRSTCITY's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give FIRSTCITY an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under FIRSTCITY's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that FIRSTCITY may have to indemnify them or hold them harmless.

ARTICLE 19.           SUCCESSORS

         All obligations of FIRSTCITY hereunder, with respect to Awards, shall be binding on any successor to FIRSTCITY, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of FIRSTCITY.

ARTICLE 20.           LEGAL CONSTRUCTION

         20.1 Investment Intent. FIRSTCITY may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Awards granted or the Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

         20.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         20.3 Severability. In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         20.4 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         20.5 Regulatory Approvals and Listing. FIRSTCITY shall not be required to issue any certificate or certificates for Shares hereunder prior (i) to obtaining any approval from any governmental agency which FIRSTCITY shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which FIRSTCITY's Shares may be listed or quoted and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which FIRSTCITY shall, in its sole discretion, determine to be necessary or advisable.

         Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant hereto to any insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then current Rule 16a-1 under the Exchange Act.

         20.6 Securities Law Compliance. With respect to Insiders, transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         20.7 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, FIRSTCITY has caused this instrument to be executed as of the ___ day of April, 2004 by its __________ pursuant to prior action taken by the Board and its stockholders.

                                                 FIRSTCITY FINANCIAL CORPORATION

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

Attest:

____________________________________
Secretary

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         FIRSTCITY FINANCIAL CORPORATION

                                NOVEMBER 18, 2003

PROOF#1


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

o Please detach along perforated line and mail in the envelope provided. o
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
   "FOR" PROPOSALS 2 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X}
--------------------------------------------------------------------------------

                                                                                                                FOR AGAINST ABSTAIN
1.   To elect 7 Directors, each to serve until the 2004 Annual        2.   To consider and vote upon a proposal [ ]   [ ]     [ ]
     Meeting of Stockholders and until their successors are                to approve the Company's 2004 Stock
     elected and qualified;                                                Option and Award Plan.

                                          NOMINEES:                   3.   To ratify the Board of Directors'    [ ]   [ ]     [ ]
[ ] FOR ALL NOMINEES                      [ ] James R. Hawkins             appointment of independent public
                                          [ ] C. Ivan Wilson               accountants for the Company and its
[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES   [ ] James T. Sartain             subsidiaries for fiscal year 2003;
                                          [ ] Richard E. Bean              and
[ ] FOR ALL EXCEPT                        [ ] Dane Fulmer
    (See instructions below)              [ ] Robert E. Garrison II   4.   To transact such other business as   [ ]   [ ]     [ ]
                                          [ ] Jeffery D. Leu               may properly come before the Meeting
                                                                           or any adjournments or postponements
                                                                           thereof.

                                                                      Please complete, sign, date and return promptly the enclosed proxy in the envelope provided.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Stockholder                  Date:                  Signature of Stockholder                     Date:
                         ----------------       ----------------                          -------------------       -------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         FIRSTCITY FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 18, 2003

The undersigned hereby appoints James T. Sartain and Richard J. VanderWoude, jointly and severally, as proxies, with full power of substitution and with discretionary authority, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of FirstCity Financial Corporation (the "Company") to be held on Tuesday, November 18, 2003, at 9:00 a.m., local time, at the principal executive offices of the Company, 6400 Imperial Drive, Waco, Texas 76712, or at any adjournment thereof, hereby revoking any proxy heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS, "FOR" THE APPROVAL OF THE COMPANY'S 2004 STOCK OPTION AND AWARD PLAN, AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY AND ITS SUBSIDIARIES FOR FISCAL YEAR 2003.

                  (Continued and to be signed on reverse side.)